                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 31, 2001, by and between CBL & Associates Properties, Inc., a Delaware corporation (the "Company"), and the holders of SCUs listed on Schedule A hereto (individually, a "Holder").

     WHEREAS, in connection with the consummation of the transactions contemplated by the Master Contribution Agreement, each Holder has received Series J Special Common Units of limited partnership interest ("SCUs") in CBL & Associates Limited Partnership, a Delaware limited partnership;

     WHEREAS, in connection therewith, the Company has agreed to grant to each Holder the registration rights set forth below;

     NOW, THEREFORE, the parties hereto, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

     1.1. The following terms and phrases shall, for purposes of this Agreement, have the meanings set forth below:

     "Blackout Termination Right" has the meaning set forth in Section 5.3(b).

     "Business Day" means any day on which the New York Stock Exchange is open for trading.

     "Common Stock" means the common stock, par value $.01 per share, of the Company.

     "Common Units" means common units of the Operating Partnership issued by the Operating Partnership in respect of or in exchange for SCUs.

     "Company" has the meaning set forth in the Introductory Paragraph.

     "Company Offering" has the meaning set forth in Section 3.1(b).

     "Company Sale Period" has the meaning set forth in Section 3.1(b).

     "Conversion Shares" means all or any portion of the shares of Common Stock received by the Holders, or issuable to the Holders, upon exercise of their rights to exchange their SCUs or Common Units for shares of Common Stock pursuant to the OP Partnership Agreement.

     "Eligible Securities" means all or any portion of the Conversion Shares; provided, that, as to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be distributed pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act to be confirmed in a written opinion of counsel to the Company addressed to the Holders, or (iii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

     "Holder" shall have the meaning set forth in the Introductory
Paragraph.

     "Information Blackout" has the meaning set forth in Section 5.3(a).

     "Master Contribution Agreement" means the Master Contribution Agreement, dated as of September 25, 2000 and amended as of December 19, 2000, among Jacobs Realty Investors Limited Partnership, Richard E. Jacobs as trustee for the Richard E. Jacobs Revocable Living Trust and as trustee for the David H. Jacobs Marital Trust, the Operating Partnership and the Company.

     "Operating Partnership" means CBL & Associates Limited Partnership, a Delaware limited partnership, and any successor in interest thereto.

     "OP Partnership Agreement" means the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated June 30, 1998, as amended by the First Amendment to the Second Amended and Restated Agreement of Limited Partnership dated as of the date hereof and as the same may be further amended from time to time.

     "Other Holder" has the meaning set forth in Section 3.2.

     "Other Securities" has the meaning set forth in Section 4.1.

     "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth herein including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s), accountants and experts in connection with the registration of Eligible Securities under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities; (iv) all expenses in connection with the qualification of Eligible Securities for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed and all SEC or blue sky registration fees attributable to Eligible Securities; provided, however, that Registration Expenses with respect to any registration pursuant hereto shall not include (i) transfer taxes applicable to Eligible Securities, (ii) underwriting discounts and selling commissions attributable to Eligible Securities and (iii) fees and expenses, if any, of any counsel retained by any Holder.

     "Sales Blackout Period" has the meaning set forth in Section 5.3(a).

     "SCUs" has the meaning set forth in the Recitals.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

     "Selling Holders" means the Holder or Holders who request registration pursuant to Section 3.1, 3.2 or 4.1.

     "Shelf Registration Statement" has the meaning set forth in Section 3.1.

     "Suspension Event" has the meaning set forth in Section 3.1(c).

                                   ARTICLE II

                      EFFECTIVENESS OF REGISTRATION RIGHTS
                      ------------------------------------

     2.1. Participation in Registration Process by Holders of Exchangeable/Convertible Units of the Operating Partnership. Subject to the Holder's compliance with the provisions of Article 3 or Article 4 below, as applicable, a Holder will be permitted to exercise the registration rights described in this Agreement in respect of the Eligible Securities issuable upon exchange or conversion of such Holder's SCUs, Common Units or other interests in the Operating Partnership prior to the receipt by such Holder of said Eligible Securities so long as prior to or concurrently with the exercise or participation in a registration process the Holder has delivered to the Company an exchange or conversion request that complies with the terms of the interests being exchanged or converted; provided, however, that the Company's obligations to comply with such request for registration shall be suspended, for a period not to exceed thirty (30) days after receipt of such exchange or conversion request by the Company, until the Company delivers an Exchange Notice or a Series J Election Notice (as such terms are defined in the OP Partnership Agreement), as applicable, to the Holder, and, provided, further that the Company will be obligated to satisfy a registration request only with respect to the portion of such exchange or conversion request that is satisfied by the issuance of Common Stock to the Holder.

                                   ARTICLE III

                           DEMAND REGISTRATION RIGHTS
                           --------------------------

     3.1. Notice and Registration. Upon written notice from a Holder or Holders owning Eligible Securities requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Holders, which notice shall specify the intended method or methods of disposition of such Eligible Securities, the Company will use all commercially reasonable efforts to effect (at the earliest possible date) the registration under the Securities Act of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request (which request may be satisfied by means of a shelf registration statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration Statement") if the Company is then eligible to register the Eligible Securities on Form S-3 under the Securities Act or any successor form; and the Company agrees that it will use such a Shelf Registration Statement if the Company is then eligible to do so and the Shelf Registration Statement is requested by the Holder in its written notice requesting registration), provided that:

          (1) if the Company shall have previously effected a registration with respect to a Holder's Eligible Securities pursuant to Article 4 hereof, the Company shall not be required to effect a registration for such Holder's Eligible Securities pursuant to this Article 3 until a period of six (6) months shall have elapsed from the effective date of the most recent such previous registration;

          (2) if, upon receipt of a registration request pursuant to this
     Article 3, the Company is advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by the Company (other than an offering in connection with employee benefit and similar plans) (a "Company Offering") that had been contemplated by the Company prior to the notice by the Holders who initially requested registration, the Company shall not be required to effect a registration pursuant to this Article 3 until the earliest of (i) three (3) months after the completion of such Company Offering, (ii) promptly after abandonment of such Company Offering or (iii) three (3) months after the date of written notice from the Holders who initially requested registration (such period a "Company Sale Period"); provided, however, that the Company may not exercise its rights to delay any registration under this Section 3.1(b) (x) more than once in any twelve
     (12) month period and (y) within four (4) months of the end of any delay effected pursuant to Section 3.1(c); and provided further that in no event shall Suspension Events and Company Sale Periods be permitted to take effect for more than an aggregate of ninety (90) days in any twelve (12) month period;

          (3) if, while a registration request is pending pursuant to this
     Article 3, the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of a registration statement or the declaration of effectiveness would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other comparable transaction involving the Company (such circumstances being hereinafter referred to as a "Suspension Event"), the Company shall deliver a certificate to such effect signed by its Chairman, President or any Vice President to the Selling Holders and the Company shall not be required to effect a registration pursuant to this Article 3 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) sixty (60) days after the Company makes such good faith determination; provided, however, that in no event shall Suspension Events be permitted to take effect (x) more than twice in any twelve (12) month period or (y) within four (4) months following the end of any


                                      [5[

     Suspension Event with respect to the same or substantially the same facts or circumstances; and provided further that in no event shall Suspension Events and Company Sale Periods be permitted to exist for more than an aggregate of ninety (90) days in any twelve (12) month period;

          (4) the Company shall not be required to effect more than one registration for the Holders pursuant to this Section 3.1. No registration of Eligible Securities under this Article 3 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 4; and

          (5) if the Eligible Securities of a Holder are registered for resale pursuant to an effective Shelf Registration Statement filed by the Company in compliance with this Agreement, then, for so long as that Shelf Registration Statement is effective and available for use by that Holder in compliance with applicable securities and other laws and without the need for any further action by the Company, and the Company is otherwise complying with any requirements of this Agreement relating to the Shelf Registration Statement, the Company will be deemed to have satisfied its obligations pursuant to this Section 3 with respect to that Holder and the Eligible Securities so registered. For the avoidance of doubt, at any time in its sole discretion the Company may elect to include the Eligible Securities of any Holder, or any portion thereof, in any Shelf Registration Statement being filed by the Company.

     3.2. Other Holder Shares. Upon receipt of the written notice from Holders requesting registration under Section 3.1, the Company may give written notice to each of the other Holders (the "Other Holders"). Within fifteen (15) Business Days after receipt of such notice by any Other Holder, such Other Holder may request in writing that Eligible Securities be included in such registration and, subject to Section 3.1 hereof, the Company shall include in such registration the Eligible Securities of any such Other Holder requested to be so included. Each such request by such Other Holder shall specify the number of shares of Eligible Securities proposed to be sold and the intended method of distribution thereof.

     3.3. Limitation on Registration Rights. Each registration of Eligible Securities requested by a Holder pursuant to Section 3.1 shall be with respect to a minimum of the sum of (x) the number of Eligible Securities held by such Selling Holder at such time and (y) the number of Conversion Shares issuable to such Holder upon exchange of all SCUs and Common Units then held by such Holder.

     3.4. Registration Expenses. The Company shall pay all Registration Expenses with respect to any registration of Eligible Securities pursuant to this Article 3.

                                   ARTICLE IV

                             PIGGY-BACK REGISTRATION
                             -----------------------

     4.1. Notice and Registration. If the Company proposes to register any shares of Common Stock or other securities issued by it having terms substantially similar to Eligible Securities ("Other Securities") for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) on a form and in a manner which would permit registration of Eligible Securities for sale to the public under the Securities Act, it will give prompt written notice to the Holders of its intention to do so, which notice the Holders shall keep confidential, and upon the written request of a Holder delivered to the Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by such Holder and the intended method of disposition thereof) the Company will use all commercially reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Holders, to the extent required to permit the disposition (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, provided that:

          (1) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to the Holders and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 4.2), without prejudice, however, to the rights (if any) of the Holders immediately to request that such registration be effected as a registration under Article 3;

          (2) the Company will not be required to effect any registration pursuant to this Article 4 if the Company shall have been advised in writing (with a copy to the Selling Holders) by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of securities by the Company that, in such firm's opinion, such registration at that time would materially and adversely affect the Company's own scheduled offering, provided, however, that if an offering of some but not all of the shares requested to be registered by the Holders and other holders of the Company's securities with piggyback rights would not adversely affect the Company's offering, the offering will include all securities offered by the Company and such number of securities with piggyback rights as is determined by such lead underwriter is the maximum number that can be included without adversely affecting the Company's offering, and the aggregate number of shares requested to be included in such offering by the Selling Holders and each other group of securityholders with piggyback rights shall be reduced pro rata based on the relative number of shares being proposed for inclusion by each; if the aggregate number of Eligible Securities to be included in such offering is reduced in accordance with the foregoing, the total number of shares requested to be including in such offering by each Selling Holder shall be reduced pro rata according to the total number of Eligible Securities requested by each Selling Holder to be registered under the Securities Act in connection with the registration of the Other Securities; and

          (3) the Company shall not be required to effect any registration of Eligible Securities under this Article 4 incidental to the registration of any of its securities (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act.

No registration of Eligible Securities effected under this Article 4 shall relieve the Company of its obligation (if any) to effect registrations of Eligible Securities pursuant to Article 3.

     4.2. Registration Expenses. The Company (as between the Company and the Selling Holders) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 4.

                                    ARTICLE V

                             REGISTRATION PROCEDURES
                             -----------------------

     5.1. Registration and Qualification. If and whenever the Company is required to use all commercially reasonable efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Articles 3 or 4, the Company will as promptly as is practicable:

          (1) prepare, file and use all commercially reasonable efforts to cause to become effective a registration statement under the Securities Act regarding the Eligible Securities to be offered;

          (2) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and take such other actions as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of (A) such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement or (B)(i) the expiration of twelve months after such Registration Statement becomes effective or (ii), with respect to a Shelf Registration Statement, such longer time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders set forth in such registration statement; provided, that, such longer period will only be available (A) to the extent that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis and (B) if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934, as amended, in the registration statement;

          (3) furnish to the Selling Holders and to any underwriter of such Eligible Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any supplemental prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as the Selling Holders or such underwriter may reasonably request;

          (4) use its commercially reasonable efforts to register or qualify all Eligible Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Selling Holders or any underwriter of such Eligible Securities shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Selling Holders or any underwriter to consummate the disposition in such jurisdictions of the Eligible Securities covered by such registration statement, except the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any jurisdiction where it is not then subject to taxation, or to consent to general service of process in any jurisdiction where it is not then subject to service of process;

          (5) use all commercially reasonable efforts to list the Eligible Securities on each national securities exchange on which the Common Stock is then listed, if the listing of such securities is then permitted under the rules of such exchange;

          (6) (i) furnish to the Selling Holders an opinion of counsel for the Company, addressed to them, dated the date of the closing under the underwriting agreement, and (ii) use its reasonable efforts to furnish to the Selling Holders, addressed to them, a "comfort letter" signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to them, each such document covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Selling Holders may reasonably request;

          (7) immediately notify the Selling Holders at any time when a prospectus relating to a registration pursuant to Article 3 or 4 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of the Selling Holders prepare and furnish to the Selling Holders as many copies of a supplement to or an amendment of such prospectus as the Selling Holders reasonably request so that, as thereafter delivered to the purchasers of such Eligible Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (8) immediately notify the Selling Holders of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a registration statement filed pursuant to Article 3 or 4 hereof or the initiation of any proceedings for that purpose and take every reasonable effort to obtain the withdrawal of any such stop order.

The Company may require the Selling Holders to furnish the Company such information regarding the Selling Holders and the proposed method of distribution of their respective

Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration, and each Selling Holder shall promptly notify the Company of the distribution of such securities. Each Holder agrees that it will respond in writing within ten (10) Business Days to any request by the Company to provide or verify any information regarding that Holder or the Holder's Eligible Securities that is required to be included in a registration statement relating to the Holder's Eligible Securities pursuant to the rules and regulations of the SEC.

     5.2. Underwriting. (1) If requested by the underwriters for any underwritten offering of Eligible Securities pursuant to a registration requested hereunder, the Company will enter into and perform its obligations under an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5.1(f). The holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall, if requested by such underwriters, be parties to any such underwriting agreement. Notwithstanding the foregoing, any Selling Holder may elect, in writing, prior to the effective date of the registration statement filed in connection with such registration, not to register such Eligible Securities in connection with such registration.

          (2) In the event that any registration pursuant to Article 4 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to
     Article 4 to be included in such underwriting on the same terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 7.

          (3) In the event that any registration pursuant to Article 3 hereof shall involve, in whole or in part, an underwritten offering, the Selling Holders shall have the right to select the underwriters for such underwritten offering, which underwriters shall be subject to approval by the Company, which approval shall not be unreasonably withheld or delayed.

     5.3. Blackout Periods. (1) At any time when a registration statement filed pursuant to Article 3 relating to Eligible Securities is effective, upon written notice from the Company to the Selling Holders that the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the Selling Holders' sale of Eligible Securities pursuant to the registration statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company (an "Information Blackout"), the Selling Holders shall suspend sales of Eligible Securities pursuant to such registration statement until the earlier of:

               (X) the earlier of (A) the date upon which such material information is disclosed to the public or ceases to be material or (B) sixty (60) days after the Company makes such good faith determination, and

               (Y) such time as the Company notifies the Selling Holders that sales pursuant to such registration statement may be resumed (the number of days from such suspension of sales by the Selling Holders until the day when such sales may be resumed hereunder is hereinafter called a "Sales Blackout Period").

          (2) Any delivery by the Company of notice of an Information Blackout during the ninety (90) days immediately following effectiveness of any registration statement effected pursuant to Article 3 hereof shall give the Holders the right, by written notice to the Company within twenty (20) Business Days after the end of such Sales Blackout Period, to cancel such registration and obtain one additional registration right within the twelve
     (12) month period following such cancellation (a "Blackout Termination Right") under Section 3.1(d).

          (3) If there is an Information Blackout and the Holders do not exercise their cancellation right, if any, pursuant to subsection (b) above, or, if such cancellation right is not available, the time period set forth in Section 5.1(b) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

     5.4. Qualification for Rule 144 Sales. The Company will take all actions necessary to comply with the filing requirements described in Rule 144(c) (1) so as to enable the Holders to sell Eligible Securities without registration under the Securities Act and, upon the written request of any Holder, the Company will promptly deliver to such Holder a written statement as to whether it has complied with such filing requirements. In connection with any sale, transfer or other disposition by any Holder of any Eligible Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Eligible Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Eligible Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least five (5) Business Days prior to any sale of Eligible Securities hereunder.

                                   ARTICLE VI

                      PREPARATION; REASONABLE INVESTIGATION
                      -------------------------------------

     6.1. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Eligible Securities under the Securities Act, the Company will give the Selling Holders and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Selling Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act, subject in all cases to mutually acceptable confidentiality arrangements.

                                   ARTICLE VII

                        INDEMNIFICATION AND CONTRIBUTION
                        --------------------------------

     7.1. Indemnification and Contribution. (1) The Company hereby agrees to indemnify and hold harmless each Person that exercises registration rights hereunder and, to the extent applicable, its directors and officers, its partners, its trustees and each Person who controls any of such Persons, each Person who participates as an underwriter in the offering or sale of such securities, and each Person, if any, who controls such underwriter within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which such Person may be subject under the Securities Act or otherwise insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will promptly reimburse each such Person for any legal or any other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding, provided, that, the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Holders or such underwriter expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Holders or any such Person and shall survive the transfer of such securities by the Selling Holders.

          (2) Each Selling Holder, by virtue of exercising its registration rights hereunder, agrees to, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in clause
     (a) of this Article 7) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such securities, each Person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by such Selling Holder to the Company expressly for use in the registration statement. Notwithstanding the provisions of this Section 7.1(b), a Holder shall not be required to indemnify the Company, its directors, officers, underwriters or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder from sales of the Eligible Securities under such registration statement, and no Holder shall be liable under this Section 7.1(b) for any statements or omissions of any other Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by such Selling Holder and the expiration of this Agreement.

          (c) An indemnified party hereunder shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 7.1(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 7.1(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; provided, however, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless (i), as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party and (ii) the settlement does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party; and provided, further, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the second proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party, which consent shall not be unreasonably conditioned, withheld or delayed. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 7.1(a) and (b) above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the relevant Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and the Holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7.1(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.1(d), a Holder shall not be required to contribute any amount in excess of the amount of the total proceeds received by such Holder from sales of the Eligible Securities of such Holder under such registration statement.

     Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7.1(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Holder, and each trustee/director of the Company, each officer of the Company who signed such registration statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

          (e) Indemnification and contribution similar to that specified in the preceding subdivisions of this Article 7 (with appropriate modifications) shall be given by the Company and the Selling Holders with respect to any required registration or other qualification of such Eligible Securities under any federal or state law or regulation of governmental authority other than the Securities Act.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     8.1. Benefits of Registration Rights. Subject to the limitations of Sections 3.1 and 4.1, any Holder may severally or jointly exercise the registration rights hereunder in such manner and in such proportion as they shall agree among themselves.

     8.2. Integration; Amendment. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein, other than any agreement as may exist solely among the Holders. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and each Holder against whom such amendment, modification or discharge is sought to be enforced.

     8.3. Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

     8.4. Burden and Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, personal and legal representatives and successors. If a Holder disposes of Conversion Shares, SCUs and/or Common Units, such Conversion Shares, SCUs and/or Common Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement unless such transferee is already a Holder. Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

     8.5. Notices. All notices called for under this Agreement shall be in writing and shall be deemed given upon receipt if delivered personally or by facsimile transmission and followed promptly by mail, or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth opposite their names in Schedule A hereto, or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided in this Section 8.5 for the service of notices; provided, however, that notices of a change of address shall be effective only upon receipt thereof. Any notice delivered to the party hereto to whom it is addressed shall be deemed to have been given and received on the day it was received; provided, however, that if such day is not a Business Day then the notice shall be deemed to have been given and received on the Business Day next following such day and if any party rejects delivery of any notice attempted to be given hereunder, delivery shall be deemed given on the date of such rejection. Any notice sent by facsimile transmission shall be deemed to have been given and received on the Business Day next following the transmission.

     8.6. Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

     8.7. Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, but not including the choice of law rules thereof.

     8.8. Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

     8.9. Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

     8.10. Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

     8.11. Severability. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                        CBL & ASSOCIATES PROPERTIES, INC.


                                        By: ______________________________
                                            Name:
                                            Title:

                                   SCHEDULE A

                                     HOLDERS

HESS ABROMS PROPERTIES OF HUNTSVILLE              1015 Financial Center
                                                  Birmingham, Alabama

By: ______________________________
    Name:
    Title:

By: ______________________________
    Name:
    Title: